UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21980

Alpine Total Dynamic Dividend Fund

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY 10577

(Address of principal executive offices) (Zip code)

Alpine Woods Capital Investors, LLC

2500 Westchester Avenue, Suite 215

Purchase, New York, 10577

(Name and address of agent for service)

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31

Date of reporting period: November 1, 2009 - April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.   Reports to Stockholders.

Alpine

TOTAL DYNAMIC DIVIDEND FUND

April 30,

2010

Semi-Annual Report

Alpine View
April 30, 2010 (Unaudited)

Dear Investor:

We concluded last fall’s annual letter to shareholders by stating that “…The U.S. and global economies will continue to transition in a positive fashion towards a multi year cycle of relatively directional positive returns…, but that is not to say that 2010 will be an easy year.” We expected market volatility and that is surely what we have experienced to date through the semi-annual period ending April 30, 2010 and into the May date of this letter writing. The market memory of the financial distress which precipitated the meltdown of Lehman Brothers in the Fall of 2008 and continued into early 2009 is still fresh in investors’ memories, yet the hopes for economic recovery and strong financial market returns have been growing. The forces of greed and fear remain powerfully present in the market today as witnessed by significant sector rotation over the past six months and a return to high levels on the VIX Index of market volatility. Capital market improvement, solid corporate earnings and signs of economic strength have been offset by the Euro debt crisis, BP’s Gulf oil spill, North Korean aggression, and China’s moderation of prior stimulus. In Alpine’s view, both exogenous events and economic fundamentals are continually incorporated into a natural progression towards a longer term trend, as the market alternates between dancing forward then taking a step backward before progressing further. We believe the markets will establish a stronger medium-term trend during 2011 in anticipation of improving economic prospects leading into 2012 and beyond, and long-term investors may once again replace traders as the dominant force in the market.

The Euro and Investment Risk

The current financial market instability brought about by the decline in the Euro versus the U.S. dollar, stems from the market’s inability to assess the ultimate impact of the Greek government’s eroded capacity to both service and stand behind its sovereign debt. The scope of the situation could be as minimal as Greece’s 2% contribution to Euro-zone Gross Domestic Product (GDP), or as significant as spawning a contagion of credit concerns which could undermine the cohesion of the European Union (EU) and the durability of its’ currency, the Euro. At their extreme, such fears of high exposure among banks and governments to potentially risky corporate and sovereign debt, suggests that even the creditworthiness of the United States of America could eventually be impaired. Thus, the range of implications to all financial markets could extend from insignificant to catastrophic. However, the reality is likely more benign. While disruptive to markets in the short term, the fears of contagion have forced the European Union (EU) and the European Central Bank (ECB) to provide greater safeguards than is probably warranted. In effect, the EU’s 750 billion Euro stabilization package is designed to provide adequate funding for not only Greece, but Portugal and Spain, for a period of approximately four years. This is designed as a temporary measure to enable these different countries to implement and execute austerity packages which would reduce their dependence upon debt financing of government activities. Unfortunately, for a few months market participants will likely remain unsure as to the future effectiveness of such plans or of the negative impact upon domestic or regional growth. Thus, pressure on the Euro may continue; initially to the benefit of the U.S. dollar. Devaluation of the Euro should help exporters, particularly in Germany, where unit labor costs rose by less than 10% over the previous decade. By comparison, Southern Europe experienced 30% to 40% increases, with Greece now the least competitive country in that region. Over the next few years, the EU will likely add institutional flexibility in order to adjust for financial inequalities amongst members. Otherwise, the membership will be forced to change for the EU to remain meaningful.

As Alpine sees it, debt funded excesses which perhaps provided a boost to prior year’s growth are being replaced by austerity measures in response to pressure from the financial markets, which remain focused on reducing risk. Governments, corporations and even individuals, are increasingly being required to live within their means, to fund debt obligations from cash flow and utilize resources productively to produce either collective, corporate or individual wealth. This emphasis on derisking has certainly entered into the equity markets where the mid-May sell-off was characterized by some observers as traders derisking exposure to stocks, taking risk off their portfolios in relation to currencies, or adjusting the amount of market risk that they were comfortable taking. This was a contrast to the strong March rally which preceded this contagion conundrum, where financially leveraged cyclical stocks outperformed as some traders sought to add beta or market risk to their portfolios.

Risk aversion is evidenced by the astonishing low yields which investors are accepting for low risk. U.S. Treasury Bills are yielding 0.159% for the shortest duration risk of three months. With a yield curve that only rises above 3% after six years, investors either expect significant deflation of assets for several years or are so risk averse as to forsake opportunities to grow their net worth. The danger of a financial meltdown which was almost palpable in October of 2008 is not apparent from measures such as so-called ‘TED’ Spreads between Treasury notes and LIBOR (London Interbank Offering Rates are the cost at which banks do business with each other) which ended May at roughly 0.21% versus a peak of over 4.53% on October 10, 2008. Further evidence comes from the U.S. Federal Reserve’s St Louis (Fed Branch) Financial Stress Index which peaked at 5.01% in that same week in 2008, yet ended May 2010 at 0.872%. Perhaps the current pattern of extreme caution could be expected after experiencing a “hundred year flood” as we did during the credit crisis of 2008. Thus, if important measures of financial risk are only flashing a yellow cautious and not a solid red for danger,, then market psychology may be excessively cautious, with potentially significant, albeit, diverging implications for both equity and income investors.

Alpine’s Focus on Funding Corporate Investment

The market’s on again, off again reactions to a continuing stream of information and statistics reflect the powerful impact of short term trading strategies. While we must be responsive to short-term conditions, Alpine seeks to set its strategy based on larger fundamental trends and conditions. We believe that earnings growth can occur in a low or slow growth environment if market share gains are possible. In light of the recent downturn, many public companies, particularly in the real estate and banking sectors,

Semi-Annual Report (Unaudited) | April 30, 2010	1

Alpine View
April 30, 2010 (Unaudited)

sold new shares to investors over the past year in order to recapitalize balance sheets and position themselves to potentially expand market share. Selectively, Alpine funds have been active participants in many such offerings. Irrespective of economic conditions, companies with innovative products or processes or those which can achieve corporate transformation brought about by a change in product lines or business, may also experience increases in market share. Alpine has made these investment themes the primary focus of two different funds. However, for all of our funds, we endeavor to find such opportunities as well as emphasizing regions or sectors of growing demand. As a corollary, we are less inclined to invest in situations where growth in user demand is limited or declining. However, there are situations when such decline or such growth is more than priced in, and that creates both buying and selling opportunities, respectively. While this suggests that there will always be buying opportunities in different markets at different times, we nevertheless prefer to tilt the portfolios to the areas where we find longer term growth. Thus, Alpine’s focus on emerging market opportunities, most notably in Brazil and China where it is appropriate for the mandates of specific Funds, or for other Funds by investing in U.S. based companies which are seeking growth opportunities in emerging market economies.

China Slowing and Brazil Growing

Recently, China has embarked on a restrictive liquidity program bringing money supply growth down from a stimulus oriented peak of 35% after the Lehman Brothers bankruptcy, back to historic levels of 15% to 18%. The government has also sought to constrain price inflation in the property sector, both of which we believe may take 2% to 4% off GDP, bringing the medium term rate of growth from 11% down to a 7% to 8% range. We believe that the major impact of this attempt to reign in price inflation will be achieved this summer, and that, to a great degree, it is already being priced into the stock market. Typically, command control economies such as China are often too blunt in their approach and methodology and, hence, the desired impact may not be as envisioned. That said, domestic income inequality between workers, their bosses, and even the growing middle class has been contentious, so the political aspect of this exercise may be as important as the economic.

A side result of this projected slowdown in China has been a decline in commodity prices around the world, impacting not only the major suppliers of such materials in natural resources, but also restraining a global source of potential inflation. With regard to Brazil, domestic demand is now growing to the point where the effect of China’s modest slowdown is not having a significant impact. There have even been a few economists who recently increased their growth prospects for Brazil from 6.5% to 7.5% GDP growth during the course of 2010, as the Central Bank may moderate ongoing plans to raise interest rates over the course of the year. It is worth noting that these interest rate increases are not tied to interest rates used for consumer mortgages. Rather they should have more impact on the commercial borrowing than on domestic demand. We also expect to see a growing level of fixed asset investment in both infrastructure and industry in Brazil, including new roads, railroads, ports, steel mills and deep sea oil rigs. Many U.S., European, Japanese and Chinese companies are investing in Brazil to build industrial capacity from mines to factories, while others are focused on growing consumption patterns, notably including Unilever and Walmart. This is a classic pattern where countries which initially had a beneficial cost of production or abundant natural resources further enhanced productivity through modern industrialization and then created “added value” through downstream manufacturing or distribution.

Investing for Future Needs

For the past eighty years, the U.S. has been at the head of the pack in our productivity gains, as witnessed by our economy’s 22% share of global GDP. However, we must increase the current level of investment in our infrastructure and technical capacity, with particular focus on education if we are to maintain this level of superiority. Unfortunately, it looks as if during the next few years we will share some of the burden of austerity measures which now afflict Europe and the U.K. Our municipal and state government budgets were directly stabilized by the stimulus package of 2009, yet drastic cuts to the 2010 through 2011 local budgets will be telling, both in their political and economic impact over the next year. We already see an historic excess of qualified teachers relative to job openings as class sizes rise and curriculums shrink. Cuts in municipal and social services ranging from reduced waste pickup, more homeless on the streets and fewer services for the needy or house bound are already taking place. Fees, tolls and taxes will be increasing at the same time that public transit schedules are reduced. This makes the prospects for meaningful economic growth even less clear. Add to this the inevitable uncertainty over the impact of recent Federal government legislation bringing healthcare and financial reform, and the likely evolution of a revised tax regime starting next year. Thus, the ongoing political debate regarding finances and priorities will take on greater significance for the next few years.

Countering such concerns for now are the benefits of a strong dollar at the expense of the Euro, and cheaper commodities which should help to sustain low interest rates for our import oriented economy. Low interest rates around the world could very well continue into the foreseeable future. With a few years of cheap money and a degree of ingenuity, the U.S. may be able to maintain the current trajectory of recovery. Europe and Japan have fewer tools with which to engage growth, so more time may be needed to rebalance their accounts. Progress could provide investors with greater economic clarity of future economic potentials as we continue to unwind the debt burden of the past decade and restructure our industrial and economic priorities. With clarity comes confidence, which reinforces action, suggesting that the next two to three years may see a resurgence of long term investors in equity markets.

Where Greece was a shot across the bow of the European Union, we must make sure that it was not a ‘canary in the coal mine’ singing to the rest of us. Companies and countries which can continue to fund their finances should see their shares and currencies perform well over the near term. Those that cannot, may well be devalued or neglected by investors. Inevitably, strong players can take advantage of opportunities better than those with financial constraints. This suggests that merger and acquisition (M&A) activity,

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Alpine View
April 30, 2010 (Unaudited)

which has already resurfaced, may continue to grow in both volume and size over the next few years. The stock pickers at Alpine are looking forward to continued innovation and transformations which respond to the needs of today…and tomorrow!

In closing, we expect that the balance of 2010 could continue to be somewhat volatile; however, we would expect to see some measure of improvement by the time we next report to you after the end of the October fiscal year.

Thank you for your interest and support,

Samuel A. Lieber

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

VIX Index - Chicago Board Options Exchange SPX Volatility Index reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

St. Louis Fed’s Financial Stress Index (STLFSI) is constructed using principal components analysis is a statistical method of extracting factors responsible for the comovement of a group of variables.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Beta measures the sensitivity of rates of return on a fund to general market movements.)

The TED spread is the difference between the interest rates on interbank loans and short-term U.S. government debt. The TED spread is an indicator of perceived credit risk in the general economy.

Yield Curve - is the relation between the “Interest rate” interest rate (or cost of borrowing) and the time to maturity of the debt for a given borrower in a given currency.

These being Closed-end funds and do not continuously offer shares.

Semi-Annual Report (Unaudited) | April 30, 2010	3

Manager Commentary
April 30, 2010 (Unaudited)

The Alpine Total Dynamic Dividend Fund (AOD) completed its first half fiscal 2010 ended April 30, 2010 by distributing high current dividend income that is not restricted to tax-qualified dividend distributions, while also focusing on long-term growth of capital. In addition, the fund has no limitations on the percentage of holdings that can be in either international or domestic U.S. companies. For the six month period ending April 30, 2010, AOD’s market price appreciated by 14.75% and the Net Asset Value (“NAV”) grew 5.49% including dividend reinvestment. This compares to a 15.66% increase in the S&P 500 Index and a 7.53% decrease in the Euro STOXX 50 Index total return in U.S. dollar terms for the same time period.

AOD provided a high dividend yield in a very challenging dividend income environment

We have continued to provide our investors with a high level of equity income despite many companies cutting or eliminating dividends following the global recession of 2008 and 2009. In the six months ended April 30, AOD paid a monthly dividend of $0.12 per share. In addition, the Fund paid a small special dividend of $0.0077 per share in December 2009. Therefore AOD paid out total dividends of $0.7277 per share in the six months ended 4/30/10 and $1.45 per share for the trailing twelve months ended April 30, 2010. The $1.45 per share dividend represented a trailing twelve-month dividend yield of 16.3% on AOD’s closing price on 4/30/10 of $8.91, and a 22.6% yield on AOD’s closing NAV of $6.46. While the Fund’s distributions exceeded its net investment income on 4/30/10, our annual peak dividend capture period occured from early April through early June. At the end of June 2010, the Fund estimates that it will have generated net investment income in excess of its year-to date-distributions. Since inception in January 2007, AOD has paid a total of $6.55 per share in earned dividend income.

Following the global economic downturn and a threatened collapse of the world financial systems in 2008 and 2009, it is not surprising that a large number of dividends were cut as companies looked to conserve cash amidst declining earnings and tight capital markets. Internationally, there were even more severe dividend cuts than in the U.S. This has been particularly challenging for us since Europe has become one of our primary dividend markets. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.8% current dividend yield versus for example 3.7% for Australia, 3.2% in Britain, and 3.2% in Italy for the 12 month period ending 4/30/10.

A major headwind for our dividend capture program has been the decline in dividends paid globally as well as the decline in liquidity available for our dividend trades. One of our risk management disciplines we use for dividend capture is that we generally will not enter a position unless there is sufficient liquidity to allow the fund to exit the holding relatively quickly in the event of company specific or market specific news flow during our targeted holding period. According to a study done by Goldman Sachs, total dividends paid by companies in the European Stoxx 600 Index have declined by 39% since their peak in early 2008 through June 2010 while liquidity in the European Index has declined by 63% from the peak in mid-2007 through June 2010. In the U.S., dividends paid by companies in the S&P 500 Index have declined 20% and liquidity decreased 42% from the peak in early 2008 through June 2010 according to Goldman Sachs. These two factors have combined to produce a meaningful decline in the amount of dividend dollars available for our dividend capture universe.

Due to these challenging market conditions, the Board of Directors of AOD decided on June 24, 2010 to reduce the regular monthly dividend distributions paid to shareholders. The Fund will distribute a regular monthly payment of $0.055 per share per month in July, August, and September 2010 versus the previous distribution rate of $0.12 per share. Annualized, this new dividend rate of $0.66 per share represents a current dividend yield of 12.31% on AOD’s closing NAV of $5.36 per share on June 24, 2010. With a goal of sustainability the Board will continue to reevaluate dividend payments on a quarterly basis. The Fund intends to continue generating dividend payouts consisting of net investment income. The Fund’s management considered a number of factors before recommending to the Board that the Fund’s current distribution be decreased, including current market outlook, equity liquidity, volatility, level of assets in the Fund, and the dividend yield of the Fund.

The reduced dividend payment reflects in large measure the adverse impact on the portfolio’s net asset value and dividend earning power from the recent decline in the currency and asset values of our major international holdings. In 2010 to date, a decline in the Euro currency of 13.92% as of June 24, and weak equity markets impacted the portfolio’s net asset value. The combination of uncertain European equity prospects and reduced asset values with lower dividend income in U.S. dollars was a principal factor leading to this decision to change the dividend amount and reduce the dividend.

The Fund remains committed to providing a high level of dividend income and there is some encouraging news in that we have started to see companies raise their dividends in 2010 in the U.S. as the economic recovery has progressed. According to data from Standard and Poor’s, the number of companies in the S&P 500 Index that raised their dividends in 2010 is 128 with only 2 companies cutting their dividend. This is in comparison to 2009 when a total of 157 companies raised dividends and 78 cut. The challenge for our Fund is that the dollar amount of dividend payments is still well below previous levels.

Historically, a portion of the Fund’s dividends have been comprised of income benefiting from lower federal tax rates (called Qualified Dividend Income or QDI). AOD seeks to maintain its current high dividend level during these difficult market conditions by utilizing a more rapid rotation of holdings in its dividend capture program. This is reflected in the substantial increase in our portfolio turnover for the Fund from over 300% in fiscal 2008 to over 600% in fiscal 2009. The result of our reduced holding period in our dividend capture portfolio has been a decline in the percentage of QDI distributable by the Fund.

Another affect from the escalation of our portfolio turnover is an increase in our transaction expenses, but due to a substantial amount of tax loss carry-forwards, we do not expect any material

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Manager Commentary
April 30, 2010 (Unaudited)

capital gains tax implications from our increased turnover. In addition, to gain efficiencies and reduce friction costs associated with the increased rotation in its international holdings, the Fund has utilized swap transactions. While the income from these swaps does not qualify for QDI, their use is limited to those transactions that are short term in nature and would not otherwise be eligible for QDI. While pursuit of QDI is not a Fund objective, AOD’s fiscal 2009 dividend was classified as qualified dividend income at approximately 45%. We will not have an estimate of our QDI for fiscal 2010 until the end of the tax year. However at this time we would expect it to be significantly less than the amount in 2009. The QDI tax benefits are set to expire on December 31, 2010 unless Congress changes its position.

AOD produced a solid total return in first half 2010 despite declines in key international markets

While we were encouraged by our total return performance in first half fiscal 2010, AOD’s results lagged the broader U.S. indices, primarily due to its international exposure and specifically in our European equities. We have continued to find attractive growth opportunities and significantly larger dividend payouts overseas than we see in the U.S and therefore we have a larger exposure to overseas markets in comparison to the S&P 500 Index and many of our equity income peers. As of April 30, 2010, AOD had invested 69.0% of net assets in international companies and 37.8% of its value in domestic U.S. based companies, with the remaining (6.8%) difference representing short term leverage. AOD has the flexibility to take on leverage of up to 33% of the Fund’s value if management believes that there are extraordinary opportunities for either dividend capture or capital growth. As we were at the peak of our dividend capture program in Europe in April and May we took on a small percentage of leverage.

AOD is currently invested in equities based in 24 different countries. On April 30, 2010 we had 20% of the portfolio invested in emerging market countries including Brazil, South Korea, China, Russia and Taiwan. Following the U.S., our current top five countries are Brazil, Germany, France, UK, and Switzerland. The average dividend yield for the major indices in these five countries, for the 12 month period ending 4/30/10, is currently 2.98% versus the yield on the S&P 500 Index of 1.8%.

Unfortunately, the timing of the escalation of sovereign solvency concerns in Europe in April and May have occurred when we have our highest dividend capture opportunities in the region. We ended April 30 with 37.9% of net assets invested in Europe so the Fund had been particularly hard hit at the end of fiscal first half 2010 and into May 2010. The STOXX Europe 600 Index has declined by 20.24% from April 1, 2010 through May 25, 2010 in U.S. dollar terms. This is also reflected in the dramatic 21.4 percentage point difference in performance of the Dow Jones Industrial Average in the U.S. which increased 14.9% in first half fiscal 2010 and the 6.5% decline in the STOXX Euro 50 Index in U.S. dollar terms.

In other international markets, the Brazil stock market as represented by the Brazil IBRX Index also lagged the S&P 500 Index,

increasing 9.83% for six months ended 4/30/10 however global growth concerns and the unwinding of risk assets resulted in a decline in the Index of 15.5% in April and May in U.S. dollar terms. The Chinese stock market as represented by the Shanghai Index declined 4.1% in fiscal first half 2010 and 16.3% in April and May in U.S. dollar terms versus a 7.2% decline for the S&P 500 Index in April and May on these same concerns of a global slowdown. The U.S. markets outperformed as investors looked for relative safety in the U.S. dollar and the U.S. economy.

Also impacting our performance has been the continuation of outperformance of lower yielding stocks since the March 2009 market lows. Three of the four industries that outperformed the S&P 500 Index in first half fiscal 2010 were the lowest yielding industries (Consumer Discretionary, Materials, Financials) while the top four yielding industries were the worst performing sectors (Telecom, Energy, Consumer Staples and Health Care).

Throughout first half fiscal 2010, it remained challenging to balance our portfolio to continue to provide a high level of current income while also investing our assets for capital appreciation. We will continue to work hard to find attractive dividend opportunities within these challenging markets. AOD combines four research-driven investment strategies, Dividend Capture, Special Dividend, Growth and Income, and Value / Restructuring, in an effort to maximize the amount of our earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

Our “Dividend Capture Strategy” and “Special Dividend Strategy” Seeks to Enhance the Dividend Income Generated by the Fund

We run a portion of our portfolio with a dividend capture strategy and special dividend strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We then look to enhance our dividend return by rotating a portion of our high yielding holdings after receiving the dividend.

One of our top 10 holdings at the end of first half 2010 was Millicom International Cellular (MICC) which announced an attractive special dividend payment associated with a return of excess cash on its balance sheet. Based in Luxembourg, MICC is an operator of wireless telephone systems in 13 emerging market countries in Latin America and Africa. MICC is experiencing strong growth by providing affordable prepaid cellular telephone services to more than 30 million current subscribers with a combined population under license of approximately 260 million people. In April 2010, MICC announced a special dividend payment of $4.60 per share in addition to its $1.40 annual dividend per share, representing a total dividend payment of 7.1% of its market value. However, Millicom provided a negative total return of 1.51% in first half fiscal 2010 which ended prior to receiving the special dividend in May although modest capital gains have since been achieved.

Semi-Annual Report (Unaudited) | April 30, 2010	5

Manager Commentary
April 30, 2010 (Unaudited)

Our “Growth and Income Strategy” Targets Capital Appreciation in Addition to Yield

Our third strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and predictable earnings streams that should support additional future dividend increases. Several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include Nestle, Microsoft, Teva Pharmaceuticals, and H&M.

A large growth and income holding in the Fund in first half 2010 was Nestle, based in Switzerland. Nestle is a global packaged food company, with products like chocolate, coffee and pet food, that is growing revenues by focusing on emerging markets and health and wellness. Nestle is improving margins through its cost reduction efforts and with many households considering Nestle’s products as staples, we expect the company to provide more defensive earnings per share (“EPS”) growth, which Bloomberg estimates at about 10% annually over the next several years. Nestle has a history of raising its dividend by 15% annually as we saw in February 2010 with the stock currently offering an attractive 3.0% yield. Nestle produced a 4.77% total return for AOD in first half fiscal 2010.

We have also found attractive total return opportunities for AOD in first half 2010 in the technology sector with bellweather Microsoft Corporation. Microsoft (MSFT), based in Washington, is the world’s largest software producer for a wide range of uses including operating systems, business applications, internet search, and entertainment. We see several positive drivers for MSFT in 2010 and 2011 including a strong desktop and server product upgrade cycle for its new Windows 7 operating system, a potentially significant corporate replacement cycle after several years of underinvestment, meaningful cost control efforts that should provide operating margin leverage, and accretion from its stock buyback program. Microsoft offers EPS growth estimates of 10-15% annually over the next several years according to Bloomberg plus a 2% current dividend yield. MSFT provided AOD with a 28.39% total return in the six months ended April 30.

A major growth and income holding in the Fund in the more defensive healthcare sector is Teva Pharmaceuticals (TEVA). Teva, based in Israel, is the largest generic drug manufacturer in the world in addition to its strong branded product portfolio. The generics business may benefit from the significant patent expirations in the pharmaceutical industry in 2011 and 2012 and their branded drugs for diseases like MS should continue to do well. Teva has one of the highest earnings growth rates in the pharmaceutical industry with a 14% long term growth and an estimated 30% growth in EPS in 2010 according to Bloomberg. The healthcare sector is considered more defensive as earnings growth is less tied to economic growth. Now the industry has the benefit of the uncertainty of healthcare reform behind it and the outlook for generics is strong. Teva has a current 1.3% dividend yield and has been growing its dividend by an annual rate of 25% over the past 5 years. TEVA provided a 16.72% total return for AOD in the six months ended April 30.

One of our largest growth and income holdings in the consumer discretionary sector is Hennes & Mauritz AB. H&M, based in Sweden, is one of the world’s largest fast-fashion retailers with over 2,000 stores in 35 countries, with the most important markets being Germany, the Nordic region, and France. H&M’s philosophy is achieving the right balance between fashion, quality and affordable pricing, with future growth being driven by expansion in the U.S., rest of Europe and Asia. H&M is forecasted to have 10-15% EPS growth from 2010-2012 as per Bloomberg with a current dividend yield of 3.8% that has been growing annually including through the 2008 and 2009 downturn. H&M provided a 14.08% total return for AOD in first half 2010.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our fourth major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings, it is not surprising to find several of our top 10 holdings at the end of first half fiscal 2010 in this strategy including Hyundai Motor, E.On, Statoil, Seadrill, and Vale.

The largest holding in our portfolio and an outstanding performer in first half 2010, with a 42.20% total return, was Hyundai Motor Company. Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, the second-largest auto maker in Korea, which combined have over 80% of the domestic Korean market and are the world’s fifth-largest auto manufacturer. Hyundai has begun to reap the benefits of its global expansion strategy started in 2002, such as its movement toward greater penetration of its dealers into smaller China cities. Marketing efforts and quality improvements have helped Hyundai gain overall share, particularly from Toyota, in its key China, India and U.S. markets. Its new Genesis sedan received the 2009 North America Car of the Year award in the mid-luxury segment. Although auto subsidies from most countries have expired, demand is rebounding from the depressed levels of 2008/9 and we are seeing secular growth is occurring in Asia and other emerging markets. Hyundai currently trades at less than 10 times forward earnings according to Bloomberg which is a deep discount to its Japanese and European peers and its historical peak multiple of 17x in 2009, yet analysts forecast pre-tax profits to more than double from 2008 to 2012.

One of our top 10 holdings on 4/30/10 was a German utility with a large dividend payout in early May that unfortunately got hit with the recent European debt crisis. E.On Ag is one of the largest electric utilities in Europe with a 6.3% current dividend yield. It has transformed itself from a domestic German conglomerate to one of Europe’s biggest energy utilities, with a portfolio of power and gas assets in the U.K., U.S., Western and Central Europe, the Nordic Region, and Russia. With a solid Pan-European platform already in place, its strategic focus has shifted from mergers and acquisitions to cost controls and margin increases through integration and

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Manager Commentary
April 30, 2010 (Unaudited)

improving operational performance as well from its growth investments. E.On had a 3.62% loss in the portfolio before receiving the annual dividend in early May as we have since sold our holding.

Two of our top 10 holdings on 4/30/10 were in the energy sector where we saw attractive value and dividend opportunities but their stocks were hit following the BP disaster in the Gulf of Mexico in April 2010. Based in Bermuda, Seadrill LTD is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest and most sophisticated fleets which includes 42 offshore drilling rigs, 14 floaters, 11 jack-ups and 17 tender rigs. During first half 2010, Seadrill listed its stock on the NYSE which we believe should open the company to a wider range of investors, improve liquidity, and also provide a vehicle for future stock-based acquisitions in the U.S. Seadrill currently offers a very attractive 11.9% dividend yield and the stock is trading at only 7.2 times 2010 forecasted earnings as concerns about a moratorium on deep-water drilling have impacted the entire oil services sector. However, Seadrill has 91% of its revenue contracted in 2010 and another 65% in 2011 and we believe its assets which are considered very high quality will continue to be in even higher demand long term following the tragedy in the Gulf of Mexico. Seadrill provided a 21.64% total return for AOD in first half 2010. Statoil ASA, based in Norway, is as an integrated oil and gas company that operates drilling rigs in the North Sea, refineries in northern Europe, and retails gasoline in Scandinavia. We held Statoil in AOD ahead of its 4.6% annual dividend payment in May, 2010. The position produced a 6.54% loss in AOD before receiving the annual dividend and we have since sold our holding.

Vale SA, based in Brazil, is second largest metals and mining company in the world and the largest iron ore producer, with capacity of approximately 300 million tons per year. It is also one of the largest nickel producers in the world and it has exposure to copper, aluminum and other base metals. We believe Vale is well positioned to benefit from long term strong global demand for its commodities and particularly for iron ore in steel making in China, with earnings expected to rebound substantially from the recession lows in 2009. Vale provided a 14.44% total return for AOD in first half 2010. The stock was negatively impacted by the concerns of a slowdown in global growth in May so we booked our profits and have now exited our position.

Outlook for Second Half 2010: Uncertainty and Volatility Likely to Remain. Soft Patch Watch

We do believe that a global economic recovery is still solidly in place following the great recession of 2008 and first half 2009, but we may be starting to see some signs of hitting a soft patch or slowdown of growth in the U.S. and globally. This has contributed to the volatility and uncertainty in equity markets and resulted in one of the worst May’s on record with an 8% decline in the S&P 500 Index. Decreases in unemployment claims in the U.S. have stalled, many leading economic indictors in the U.S., China and Europe have declined in April, credit spreads are widening, and several commodity prices have collapsed. We are also watching retail sales in the U.S. which have started to soften and monitoring how the end of housing tax credits in the U.S. in April will affect residential sales in the coming months. We have additional lack of clarity in the U.S. with financial reform regulation, mid-term elections in November, and the potential expiration of the Bush tax cuts in December.

One of the key data points to watch in the U.S. is employment. Weekly jobless claims have stopped declining in recent weeks as companies appear reluctant to hire in these uncertain economic times. In addition, structural unemployment, as measured by the 46% of unemployed that are out of work for more than six months, is at the highest point in postwar history. On the plus side, the monthly household survey which captures more small business hiring appears to be improving more strongly than the payroll survey which captures big business, so underlying employment may be a bit stronger than reported. However, we are also looking for negative headwinds in employment in the second half of 2010 from state and local governments that are facing severe budget deficits. These budget holes will likely get balanced through large cuts in employment as we recently saw announced by the governor of NY State. There are 20 million people in the U.S. employed by state and local governments.

Dual Fronts of Global Growth Concerns: Europe and China

The two largest negatives for the global equity markets in recent weeks have been the sovereign debt crisis in Europe and the slowing of the global growth engine of the Chinese economy. The Euro has fallen from $1.51 per U.S. dollar on 11/25/09 to $1.20 on 6/4/10, a decline of 21%. This is a reflection of the tempered outlook for growth in the region as fiscal budgets throughout Europe are being reduced and austerity measures implemented in order to pay down bloated debt loads. Governments in Europe are reacting to the Greek crisis as a window of opportunity to pursue reforms, like raising retirement ages, that would be more politically difficult in the absence of a euro area crisis. This has led to a broad European effort to impose tighter fiscal restraints which JPMorgan estimates could take away about 1.2% of euro area economic growth in 2011 and 2012 and could push the region into recession.

In addition to Europe, fears about the outlook for Chinese growth have also impacted equity markets. We believe China is even more important than Europe for the equity markets in second half fiscal 2010 and 2011. It accounts for about a third of global economic growth. China has been orchestrating a slowdown in their economy in 2010 following the acute stimulus measures that were enacted in 2008 and 2009 to offset the great global recession but which resulted in a surge in housing prices and commodity inflation concerns. In particular, China has been tightening its bank lending in order to bring down its overheating property market. Sales of residential property in Beijing were down 80% from the Dec. 2009 high through the end of May 2010 and down over 50% from just April. This has contributed to a 25.3% fall in the Shangai stock market from its high on 8/4/09 through its low on 5/21/10.

We believe that the Chinese cooling process is healthy for both China and the developed world as unsustainable credit- and infrastructure-driven spending is curtained to reduce the risk of inflation. Longer term, the International Monetary Fund continues to forecast China will grow far faster than the rest of the world for the

Semi-Annual Report (Unaudited) | April 30, 2010	7

Manager Commentary
April 30, 2010 (Unaudited)

next five years, with approximately 10% compound annual Gross Domestic Product (“GDP”) growth on average through 2014 compared to 6% for all emerging nations and 2.5% for the developed markets.

Positives for the equities include valuations, still solid GDP growth and capital spending outlooks

On the positive side, currently equity valuations appear attractive on still solid economic growth outlooks and particularly on strong margin and productivity results in the U.S and emerging market. U.S. corporate profits were up over 30% year over year in first quarter 2010 and S&P 500 earnings are forecasted to grow 22% in 2010 and 15% in 2011 according to Bloomberg. J.P.Morgan economists forecast GDP growth in the U.S. to see a solid 3.5% increase in 2010 and 3.1% in 2011 and emerging markets at 6.9% GDP growth in 2010 and 5.8% in 2011.

In addition, while the recent volatility in weekly jobless claims has caused some concern, leading employment indicators such as the average work week and temporary employment levels have been consistently improving and personal income growth exhibited its largest monthly increase in April since late 2008. This should provide some support for consumer spending as the flow of fiscal stimulus fades later in 2010. Lastly, a recent survey complete by ISI research shows a 30% increase in the amount of capital spending that CFOs anticipate spending in 2010 which should also support jobs and economic expansion.

Looking ahead, we see both catalysts and risks in second half 2010. We do remain optimistic that dividend stocks will continue to attract capital as investors around the world search for income. As global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees and we expect capital to flow to high dividend paying stocks over the long term.

Within the dividend-paying universe we are actively scanning the globe for undervalued opportunities and high quality cash flow generators. We are hopeful that we should be able to continue to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of The Alpine Total Dynamic Dividend Fund.

Sincerely,

Jill K. Evans and Kevin Shacknofsky

Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The letter represents the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Stocks are subject to fluctuation. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company or to the industry in which the company is engaged.

The information provided is not intended to be a forecast of future events a guarantee of future results or investment advice. Views expressed may vary from those of the firm as a whole.

All index performance reflects no deduction for direct fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

The Fund may include equity-linked securities and various other derivative instruments, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains or increase losses in the Fund’s portfolio.

This is provided to you for informational purposes only, and should not be considered tax advice. Please consult your tax advisor for further assistance.

The recent growth in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

G20 – The Group of Twenty Finance Ministers and Central Bank Governors (G-20, Group of Twenty) is a group of finance ministers and central bank governors from 20 economies: 19 countries plus the european single currency. Their heads of government or heads of state have also periodically conferred at summits since their initial meeting in 2008. Collectively, the G-20

8	www.alpinecef.com

Manager Commentary
April 30, 2010 (Unaudited)

economies comprise 85%[3] of global gross national product, 80% of world trade (including EU intra-trade) and two-thirds of the world population.[2]

Swap Transactions – a simultaneous exchange of assets (the swap) by counterparties for other different assets of comparable value.

Peak multiples – the highest level that a respective multiple has reached within the specified time period.

Forward earnings – A company’s forecasted, or estimated, earnings made by analysts or by the company itself.

The Board of Trustees approved the following changes to Fund’s Investment Policies.

The Board adopted the following nonfundamental investment policy regarding futures contracts, which replaces the former policy on page B-5 of the Fund’s SAI and limits the Fund’s open futures options positions to 10% (formerly 5%) of the Fund’s total assets:

The Fund may not purchase financial futures contracts and related options except for “bona fide hedging” purposes, but may enter into such contracts for non-hedging purposes provided that aggregate initial margin deposits plus premiums paid by that Fund for open futures options positions, less the amount by which any such positions are “in-the-money,” may not exceed 10% of the Fund’s total assets.

The Board approved that the Fund may invest up to 35% (previously, 25%) of its total assets in investments in countries that are considered emerging markets. The Fund will rely upon the MSCI Emerging Markets Index in its determination of which countries are considered emerging markets.

Semi-Annual Report (Unaudited) | April 30, 2010	9

Manager Commentary
April 30, 2010 (Unaudited)

PERFORMANCE(1) As of April 30, 2010

	Ending Value as of 4/30/10	One Month	Three Month	Six Month	One Year	Since Inception(2)(3)(4)

Alpine Total Dynamic Dividend Fund | NAV	$6.46	(3.37%)	4.37%	5.49%	25.28%	(13.79%)
Alpine Total Dynamic Dividend Fund | Market Price	$8.91	(0.15%)	9.41%	14.75%	62.52%	(6.22%)

S&P 500		1.58%	11.04%	15.66%	38.84%	(3.29%)

(1)	Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.
(2)	Commenced operations on January 26, 2007.
(3)	Annualized.
(4)	IPO price of $20 used in calculating performance information.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”), there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO offerings in the future.

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

PORTFOLIO DISTRIBUTIONS*

TOP TEN HOLDINGS*

Hyundai Motor Co.	2.6%	South Korea

Microsoft Corp.	2.5%	United States

Nestle SA	2.4%	Switzerland

Teva Pharmaceutical Industries, Ltd. - ADR	2.2%	Israel

Stateoil Hydro ASA	2.1%	Norway

Seadrill, Ltd.	2.1%	Bermuda

E.ON AG	2.1%	Germany

Vale SA - ADR	2.1%	Brazil

Hennes & Mauritz AB	2.1%	Sweden

Millicom International Cellular SA	2.0%	Luxembourg

Top 10 Holdings	22.2%

TOP FIVE COUNTRIES*

United States	37.8%

Brazil	16.1%

Germany	6.5%

France	5.8%

United Kingdom	4.5%

* As a percentage of net assets

Portfolio holdings and distributions are subject to change and are not recommendations to buy and sell any security.

10	www.alpinecef.com

Manager Commentary
April 30, 2010 (Unaudited)

REGIONAL ALLOCATION* As of April 30, 2010

* As a percentage of net assets, excluding any short-term investments.

NAV, MARKET PRICE, AND TOTAL RETURN Six Months Ended April 30, 2010

(1)

Total return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total return on market price reflects a $20.00 opening IPO price per share for the period ending April 30, 2010. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested.

Semi-Annual Report (Unaudited) | April 30, 2010	11

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

		Value
Description	Shares	(Note 1)

COMMON STOCKS (105.0%)
Australia (3.6%)
BHP Billiton, Ltd. - ADR	195,400	$14,223,166
GrainCorp, Ltd.	1,328,200	7,066,290
Macquarie Group, Ltd.	345,800	15,768,484
Myer Holdings, Ltd.	4,607,889	13,692,814

		50,750,754
Belgium (1.9%)
Anheuser - Busch InBev NV	558,900	27,113,117
Bermuda (3.2%)
Frontline, Ltd.	415,488	15,165,312
Seadrill, Ltd.	1,199,700	30,218,753

		45,384,065
Brazil (16.1%)
Banco do Brasil SA	856,600	14,773,978
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference A Shares	310,000	10,550,611
Cia de Concessoes Rodoviarias	671,800	15,459,226
EcoRodovias Infraestrutura e Logistica SA*	2,239,336	12,238,569
Fibria Celulose SA - ADR*	1,017,100	20,189,435
Hypermarcas SA*	500,000	6,848,842
JBS SA	5,000,000	23,817,057
Julio Simoes Logistica SA*	2,109,380	9,902,224
MRV Engenharia e Participacoes SA	2,089,900	14,632,005
Multiplus SA*	1,561,293	18,323,243
PDG Realty SA Empreendimentos e Participacoes	1,933,126	17,571,345
Petroleo Brasileiro SA - ADR	652,141	27,670,343
Tam SA - ADR	313,350	5,536,895
Tele Norte Leste Participacoes SA - ADR	154,645	2,298,025
Vale SA - ADR	954,100	29,224,083

		229,035,881
Canada (2.3%)
Bombardier, Inc.	3,282,274	17,125,470
Teck Resources, Ltd.*	406,700	15,950,774

		33,076,244
China (1.6%)
China Yurun Food Group, Ltd.	2,314,000	7,016,941
Evergrande Real Estate Group, Ltd.*	21,820,600	8,796,927
Sino-Ocean Land Holdings, Ltd.	3,996,800	3,064,154
Sinopharm Group Co.	845,000	3,808,489

		22,686,511
Finland (0.3%)
Metso Oyj.	101,400	3,911,527

		Value
Description	Shares	(Note 1)

France (5.8%)
Bouygues SA	282,500	$13,997,829
Danone SA	357,000	21,034,556
GDF Suez	573,900	20,409,876
Lagardere SCA	175,500	7,078,417
Schneider Electric SA	184,500	20,946,029

		83,466,707
Germany (6.5%)
BASF SE	231,500	13,501,937
Deutsche Post AG	425,000	6,907,368
Deutsche Telekom AG, Registered Shares	2,166,500	28,502,632
E.ON AG	794,200	29,372,689
Fresenius Medical Care AG & Co.	276,962	15,010,510

		93,295,136
Greece (0.5%)
OPAP SA	335,600	6,816,381

Hong Kong (1.0%)
Skyworth Digital Holdings, Ltd.	7,625,700	6,881,462
TCL Multimedia Technology Holdings, Ltd.	9,195,800	7,320,966

		14,202,428
Ireland (1.0%)
Covidien PLC	286,900	13,768,331

Israel (2.2%)
Teva Pharmaceutical Industries, Ltd. - ADR	545,900	32,060,707

Japan (1.9%)
Mitsubishi Corp.	1,132,447	26,825,287

Luxembourg (2.0%)
Millicom International Cellular SA	327,484	28,910,287

Netherlands (1.0%)
Heineken NV	304,956	14,219,397

Norway (2.1%)
Stateoil Hydro ASA	1,251,000	30,248,815

Russia (1.1%)
Mechel - ADR	636,255	16,351,753

South Korea (2.8%)
Hyundai Motor Co.	299,000	36,465,134
Samsung Life Insurance Co., Ltd.*	30,000	2,977,399

		39,442,533
Sweden (2.8%)
Atlas Copco AB, A Shares	664,100	10,681,446

12	www.alpinecef.com

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

Description	Shares	Value (Note 1)
Sweden (continued)
Hennes & Mauritz AB	456,675	$29,139,827

		39,821,273
Switzerland (3.9%)
Nestle SA	701,200	34,310,355
Swisscom AG	21,000	7,126,613
Syngenta AG	53,883	13,652,320

		55,089,288
United Kingdom (4.5%)
Anglo Irish Bank Corp. PLC*(1)	4,570,000	–
Antofagasta PLC	50,000	758,090
Heritage Oil PLC*	1,903,491	13,250,781
Man Group PLC	3,909,600	14,433,164
Reckitt Benckiser Group PLC	326,800	16,976,629
Standard Chartered PLC	90,200	2,406,047
Vedanta Resources PLC	426,885	16,318,258

		64,142,969
United States (36.9%)
Abbott Laboratories	502,988	25,732,866
Apache Corp.	140,300	14,276,928
Applied Materials, Inc.	1,119,500	15,426,710
Avon Products, Inc.	650,429	21,028,370
Bank of America Corp.	1,373,112	24,482,587
Citigroup, Inc.*	3,276,218	14,317,073
Colgate-Palmolive Co.	191,800	16,130,380
CVS Caremark Corp.	418,100	15,440,433
Hess Corp.	118,700	7,543,385
Hewlett-Packard Co.	217,700	11,313,869
Intel Corp.	995,600	22,729,548
International Business Machines Corp.	117,600	15,170,400
ITC Holdings Corp.	322,200	17,988,426
JP Morgan Chase & Co.	661,700	28,175,186
Linear Technology Corp.	655,300	19,698,318
Massey Energy Co.	171,886	6,296,184
McDonald’s Corp.	211,900	14,958,021
Merck & Co., Inc.	533,118	18,680,455
Microchip Technology, Inc.	863,400	25,219,914
Microsoft Corp.	1,179,400	36,018,876
Morgan Stanley	366,339	11,070,765
NYSE Euronext	516,600	16,856,658
Overseas Shipholding Group, Inc.	418,700	20,960,122
QUALCOMM, Inc.	343,068	13,290,454
Regal Entertainment Group	827,427	14,132,453
Schlumberger, Ltd.	193,134	13,793,630
Starwood Property Trust, Inc.	242,670	4,598,596
State Street Corp.	546,400	23,768,400
United Technologies Corp.	237,300	17,785,635
Walter Energy, Inc.	231,200	18,683,272

		525,567,914
TOTAL COMMON STOCKS
(Identified Cost $1,444,863,798)		1,496,187,305

Description		Shares	Value (Note 1)

INVESTMENT COMPANIES (0.9%)
United States (0.9%)
PennantPark Investment Corp.		1,160,300	$12,693,682

TOTAL INVESTMENT COMPANIES
(Identified Cost $17,191,425)			12,693,682

PARTICIPATION NOTES (0.9%)
Taiwan (0.9%)
Sintek Phototronic*		19,841,700	12,851,469

TOTAL PARTICIPATION NOTES
(Identified Cost $15,360,545)			12,851,469

WARRANTS (0.0%)
Brazil (0.0%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference A Shares, expires 11/7/19 at 0.00 (Brazilian Real)*(1)		1,364	–

TOTAL WARRANTS
(Identified Cost $0)			–

Description	7 Day Yield	Shares	Value (Note 1)

SHORT TERM INVESTMENTS (0.0%)(2)
Federated Treasury Obligations Money Market Fund	0.010%	550	550
TOTAL SHORT TERM INVESTMENTS
(Identified Cost $550)			550

TOTAL INVESTMENTS (106.8%)
(Identified Cost $1,477,416,318)			1,521,733,006
TOTAL LIABILITIES LESS OTHER ASSETS (-6.8%)			(97,161,404)

NET ASSETS (100.0%)			$1,424,571,602

*	Non-income producing security.
(1)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees.
(2)	Less than 0.05% of Net Assets.

Semi-Annual Report (Unaudited) | April 30, 2010	13

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

Common Abbreviations

AB - Aktiebolag is the Swedish equivalent of the term corporation.

ADR - American Depositary Receipts

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ASA - Allmennaksjeselskap is the Norwegian term for a public limited company.

Co. - Company

Corp. - Corporation

Inc. - Incorporated

Ltd. - Limited

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

Oyj. - Osakeyhtio is the Finnish equivalent of a limited company.

PLC - Public Limited Company

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SCA - Societe en Commandite par actions is the French equivalent of a limited partnership.

SE - SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

See Notes to Financial Statements.

14	www.alpinecef.com

Statement of Assets and Liabilities
April 30, 2010 (Unaudited)

ASSETS

Investments, at value(1)	$1,521,733,006
Cash	2,015
Foreign currency, at value(2)	14,099,527
Receivable for investment securities sold	241,820,195
Receivable for termination of total return swap contracts	4,415
Receivable for capital shares purchased	4,013,196
Dividends receivable	38,978,063
Dividends receivable on total return swap contracts	12,566,715
Interest receivable on total return swap contracts	3,182
Deposit with broker on total return swap contracts	9,440,000
Prepaid and other assets	175,433
Total Assets	1,842,835,747

LIABILITIES

Loan payable	189,564,000
Interest on loan payable	262,092
Payable for investment securities purchased	219,866,094
Payable for termination of total return swap contracts	6,354,940
Interest payable on total return swap contracts	4,671
Accrued expenses and other liabilities:
Investment advisory fees	1,560,655
Administrative fees	202,885
Trustee fees	15,732
Officer fees	22,487
Other	410,589
Total Liabilities	418,264,145
Net Assets	$1,424,571,602

NET ASSETS REPRESENTED BY

Paid-in-capital	$4,074,915,981
Distribution in excess of net investment income	(46,590,415)
Accumulated net realized loss on investments, swap contracts and foreign currency	(2,661,004,282)
Net unrealized appreciation on investments, swap contracts and foreign currency translations	57,250,318
Net Assets	$1,424,571,602

Net asset value
Net assets	$1,424,571,602
Shares of beneficial interest issued and outstanding	220,425,605
Net asset value per share	$6.46

(1)Total Cost of Investments	$1,477,416,318
(2)Total Cost of Foreign Currency	$13,980,745

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2010	15

Statement of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

INCOME

Dividends*	$80,389,571
Interest	6,721

Total Income	80,396,292

EXPENSES

Interest on loan	1,114,686
Investment advisory fee	8,714,092
Administrative fee	1,132,832
Audit and tax fees	17,795
Custodian fees	306,467
Officer fees	65,170
Insurance fees	15,461
Legal fees	57,827
Printing fees	271,894
Trustee fees	31,732
NYSE fees	102,201
Miscellaneous fees	111,135

Total Expenses	11,941,292

Net Investment Income	68,455,000

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY
Net realized gain/(loss) on investments:	148,582
Securities transactions	28,099,009
Swap contracts	(27,950,427)
Foreign currency transactions	(2,894,336)

Net realized loss on investments	(2,745,754)

Change in net unrealized appreciation/(depreciation) of:	40,628,137
Investments	55,701,402
Swap contracts	12,562,044
Foreign currency translations	(27,635,309)

Net unrealized appreciation of investments	40,628,137

Net realized/unrealized gain on investments, swap contracts and foreign currency	37,882,383

Net Increase in Net Assets Resulting from Operations	$106,337,383

*Net of foreign taxes withheld	$4,927,469

See Notes to Financial Statements.

16	www.alpinecef.com

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009

OPERATIONS

Net investment income	$68,455,000	$345,390,844
Net realized gain/(loss) on investments:
Securities transactions	28,099,009	(840,825,200)
Swap contracts	(27,950,427)	14,080,235
Foreign currency transactions	(2,894,336)	(2,200,980)
Net increase from payments by affiliates and net gains/(losses) realized on the disposal of investments in violation of restrictions	–	2,128,796
Net change in unrealized appreciation/(depreciation) of:
Investments	55,701,402	522,740,527
Swap contracts	12,562,044	–
Foreign currency translations	(27,635,309)	66,276,593

Net increase in net assets resulting from operations	106,337,383	107,590,815

DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(159,149,423)	(359,140,563)

Net decrease in net assets resulting from distributions to shareholders	(159,149,423)	(359,140,563)

CAPITAL SHARE TRANSACTIONS

Common stock issued to stockholders from reinvestment of dividends	24,700,767	43,425,607

Net increase in net assets derived from capital share transactions	24,700,767	43,425,607

Net Decrease in Net Assets	(28,111,273)	(208,124,141)

Net Assets
Beginning of period	1,452,682,875	1,660,807,016

End of period*	$1,424,571,602	$1,452,682,875

*Including distributions in excess of net investment income/undistributed net investment income of:	$(46,590,415)	$44,104,008

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2010	17

Statement of Cash Flows
For the Six Months Ended April 30, 2010 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$106,337,383
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(3,709,062,724)
Proceeds from disposition of investment securities	3,655,096,893
Net purchases of short-term investment securities	(503)
Net realized gain from investment securities	(28,099,009)
Net change in unrealized appreciation of investments	(55,701,402)
Net change in unrealized depreciation of foreign currency	27,635,309
Increase in receivable for investment securities sold	(122,262,414)
Increase in receivable for termination of total return swap contracts	(4,415)
Increase in dividends receivable	(25,127,839)
Increase in dividends receivable on total return swap contracts	(12,566,715)
Increase in interest receivable	295
Increase in interest receivable for total return swap contracts	(3,182)
Increase in receivable of deposit with brokers for total return swap contracts	(9,440,000)
Increase in prepaid and other assets	(130,097)
Increase in interest on loan payable	133,413
Increase in payable for investment securities purchased	201,192,787
Increase in payable for termination of total return swap contracts	6,354,940
Increase in interest payable on total return swap contracts	4,671
Increase in investment advisory fees payable	105,090
Increase in administrative fees payable	13,662
Decrease in trustee fees payable	(268)
Decrease in officer fees payable	(6,702)
Increase in other payables and accrued expenses	122,025
Net Cash Provided by Operating Activities	34,591,198

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from bank borrowing	113,959,000
Cash distributions paid	(134,448,656)
Net Cash Used in Financing Activities	(20,489,656)

Net increase in cash	14,101,542

Cash and foreign currency, beginning balance	$ -
Cash and foreign currency, ending balance	$14,101,542

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest from bank borrowing:	$1,248,099

See Notes to Financial Statements.

18	www.alpinecef.com

Financial Highlights
(For a share outstanding throughout the period)

	For the Six Months Ended April 30, 2010 (Unaudited)	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008	For the Period Ended October 31, 2007 (1)
PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$6.68	$7.85	$20.23	$19.10
Income/(loss) from investment operations:
Net investment income	0.32	1.61	2.49	2.14
Net realized and unrealized gain/(loss) on investments, swap contracts and foreign currency	0.19	(1.10)	(12.17)	0.46
Total from investment operations	0.51	0.51	(9.68)	2.60

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(0.73)	(1.68)	(2.70)	(1.44)
Total distributions	(0.73)	(1.68)	(2.70)	(1.44)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	–	–	–	(0.03)
Total capital share transactions	–	–	–	(0.03)
Net asset value per share, end of period	$6.46	$6.68	$7.85	$20.23

Per share market value, end of period	$8.91	$8.47	$8.15	$19.90

Total return based on:
Net Asset Value(2)	5.49%	8.71%(5)	(52.86)%	14.09%
Market Value(2)	14.75%	32.76%	(50.25)%	7.01%

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$1,424,572	$1,452,683	$1,660,807	$4,149,029
Ratio of total expenses to average net assets	1.61%(3)	1.45%	1.35%	1.25%(3)
Ratio of total expenses excluding interest expense to average net assets	1.46%(3)	1.41%	1.30%	—
Ratio of net investment income to average net assets	9.21%(3)	24.48%	17.06%	14.63%(3)
Portfolio turnover rate	234%(4)	653%	423%	148%(4)

(1)	For the period from January 26, 2007 (inception of the fund) to October 31, 2007.
(2)

Total investment return is calculating assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $0.90 per share for the period ending October 31, 2007. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(3)	Annualized.
(4)	Not Annualized. Portfolio turnover rate does not reflect total return swap transactions. (See Note 2 Under Notes to Financial Statements)
(5)

In 2009, 0.09% of the Fund’s total return consists of a voluntary reimbursement by the Advisor for a realized investment loss, and another 0.07% consists of a loss on an investment not meeting the Fund’s investment restriction. Excluding these items, total return would have been 8.55%.

See Notes to Financial Statements.

Semi-Annual Report (Unaudited) | April 30, 2010	19

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. ORGANIZATION:

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

Valuation of Securities: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00pm Eastern time), the security will be priced at a fair value following procedures approved by the Board of Trustees.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Fair Value Measurement: In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing

20	www.alpinecef.com

Notes to Financial Statements
April 30, 2010 (Unaudited)

the asset or liability that are developed based on the best information available.

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2010:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3**	Total

Common Stocks	$1,493,209,906	$2,977,399	$–	$1,496,187,305
Investment Companies	12,693,682	–	–	12,693,682
Participation Notes	–	12,851,469	–	12,851,469
Warrants	–	–	–	–
Short Term Investments	550	–	–	550

Total	$1,505,904,138	$15,828,868	$–	$1,521,733,006

*	For detailed country descriptions, see accompanying Schedule of Portfolio Investments.

**	During the six months ended April 30, 2010, the Fund held one security which was deemed a Level 3: Anglo Irish Bank Corp PLC. The fair value of this security at April 30, 1010 was $0. There were no transactions in this security during the six months ended April 30, 2010.

Security Transactions and Investment Income: Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Fund will file for claims on foreign taxes withheld.

The Fund accounts for uncertainty related to income taxes in accordance with U.S. GAAP. The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination.

Semi-Annual Report (Unaudited) | April 30, 2010	21

Notes to Financial Statements
April 30, 2010 (Unaudited)

Distributions: The Fund intends to make a level distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level distribution rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gains, if any, realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Foreign Currency Translation Transactions: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. The books and records of the Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Risk Associated With Foreign Securities and Currencies: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Total Return Swaps: The Fund may invest in total return swap agreements to manage or gain exposure to various securities or markets in pursuit of it investment objectives.

A total return swap is an agreement between the Fund and a counter-party to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counter-party, including at termination, under such contracts as realized gain (loss).

In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty. The Fund did not hold any total return swaps as of April 30, 2010.

During the six months ended April 30, 2010, the Fund entered into approximately 41 total return swap agreements with a total notional amount of $863,397,791 and recorded a net realized loss of $27,950,427 on the Statement of Operations related to investments in total return swaps.

Equity-Linked Structured Notes: The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation

22	www.alpinecef.com

Notes to Financial Statements
April 30, 2010 (Unaudited)

potential of these securities may be limited by a maximum payment or call right. In certain cases, equity linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. The Fund did not hold any equity-linked structured notes at April 30, 2010.

Forward Currency Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward contract is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The Fund did not hold any forward currency contracts at April 30, 2010.

Derivatives: The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.

The effect of derivative instruments on the Balance Sheet as of April 30, 2010.

Asset Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
Total return swap contracts	Dividends receivable on total return swap contracts	$ 12,566,715

Total		$ 12,566,715

Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value
Total return swap contracts	Interest payable on total return swap contracts	$ 4,671

Total		$ 4,671

The effect of derivatives instruments on the Statement of Operations for the six months ended April 30, 2010:

Derivatives not accounted for as hedging instruments	Location of Loss On Derivatives Recognized in Income	Realized Loss On Derivatives Recognized in Income	Change in Unrealized Gain On Derivatives Recognized in Income
Total return swap contracts	Net realized loss on investments: Swap contracts/ Change in net unrealized appreciation of: Swap contracts	$ (27,950,427)	$ 12,562,044

Total		$ (27,950,427)	$ 12,562,044

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board issued Accounting Standards Updated No. 2010-06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have amaterial effect on the Company’s financial disclosures contained in this Report.

Semi-Annual Report (Unaudited) | April 30, 2010	23

Notes to Financial Statements
April 30, 2010 (Unaudited)

3. CAPITAL SHARE TRANSACTIONS:

The Fund has an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized.

Transactions in shares and dollars of the Fund were as follows:

	For the Six Months Ended April 30, 2010	For the Year Ended October 31, 2009
Common Shares Outstanding-beginning of period	217,454,065	211,465,406
Common shares issued as reinvestments of dividends	2,971,540	5,988,659

Common shares outstanding-end of period	220,425,605	217,454,065

4. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2010 are as follows:

Purchases	Sales
$ 3,709,062,724	$ 3,655,096,893

The Fund did not have purchases and sales of U.S. Government obligations for the six months ended April 30, 2010.

5. INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT:

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly. During the year ended October 31, 2009, Alpine Woods reimbursed the Fund $2,128,796 as a result of dilutions caused by certain trading transactions. Reimbursements are included in “Payment from affiliate” on the Statements of Operations and Changes in Net Assets.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

6. INCOME TAX INFORMATION:

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the year ended October 31, 2009 was as follows:

Distributions paid from:

Ordinary Income	$ 359,140,563

$ 359,140,563

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2009, the effects of certain differences were reclassified. The fund increased accumulated net investment income by $50,058,114, decreased accumulated net realized gain by $49,887,221, and decreased paid in capital by $170,893. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2009, the Fund had available for tax purposes unused capital loss carryovers of $164,214,963, expiring October 31, 2015, unused capital loss carryovers of $1,575,094,244, expiring October 31, 2016, and unused capital loss carryovers of $895,745,582, expiring October 31, 2017.

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$ 43,979,592
Accumulated Capital Loss	(2,635,054,789)
Unrealized Depreciation	(6,581,558)
Other Cumulative Effect of Temporary Differences	124,416

Total	$ (2,597,532,339)

As of April 30, 2010, net unrealized appreciation/(depreciation) of investments based on federal tax costs was as follows:

Gross appreciation on investments
(excess of value over tax cost)	$ 157,656,835
Gross depreciation on investments
(excess of tax cost over value)	(131,244,667)

Net unrealized appreciation	26,412,168

Cost of investments for income tax purposes	$ 1,495,320,838

The differences between book and tax net unrealized appreciation and cost were primarily due to deferral of losses from wash sales and to the different tax treatment of certain other investments.

24	www.alpinecef.com

Notes to Financial Statements
April 30, 2010 (Unaudited)

7. LINE OF CREDIT:

On July 9, 2009, an Agreement among Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, Alpine Global Premier Properties Fund (together, the “Funds”) and The Bank of New York (“BONY”) was executed which allows for each Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $350,000,000 for all Funds. As of April 30, 2010 there was an unused balance of $133,148,000 available to all three Funds. During the six months ended of April 30, 2010, the average borrowing by the Fund was $159,334,812 with an average rate on borrowings of 1.39%.

8. OTHER:

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

9. SUBSEQUENT EVENTS:

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

Distributions: The Fund paid a distribution of $26,451,073 or $0.12 per common share on May 28, 2010 to common shareholders of record on May 24, 2010.

The Fund also declared a distribution of $0.12 payable on June 30, 2010 to common shareholders of record on June 24, 2010.

Semi-Annual Report (Unaudited) | April 30, 2010	25

Additional Information
April 30, 2010 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends or other distributions (together, “Dividends” and each, a “Dividend”) declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to7 participate through their broker or nominee or who elect not to participate in the Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all Dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. If you hold your shares through a broker, and you wish for all Dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the NAV per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-

Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “U.S. Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make

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Additional Information
April 30, 2010 (Unaudited)

distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, at One Wall Street, New York, New York 10286 or by calling toll-free 1(800)432.8224.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On January 5, 2010, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel and the Fund’s administrator (“ALPS”). The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided to the Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of the Fund; and the policies and practices of the Adviser with respect to portfolio transactions for the Fund.

After reviewing the diligence materials provided by ALPS, the Adviser and Fund Counsel, the Board began a discussion to assess the overall quality of services the Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund managed by the Adviser, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser involved in the day-to-day activities of the Fund. The Board also considered, with regard to the Fund, the prior relationship between the Adviser and the Fund, as well as the Board’s knowledge of the Adviser’s operations. The Trustees also considered the Adviser’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Adviser’s compliance procedures and the Adviser’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

The Board Members also evaluated the investment performance of the Fund on an absolute basis, relative to its respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to its relative peer groups.

The Board Members also reviewed Morningstar analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that the Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Fund’s total expense ratios and contractual investment advisory fee compared to its respective industry average by quartile, within the appropriate Morningstar benchmark category and Morningstar category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Adviser, reviewing certain financial information and noting in particular whether the Adviser had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Adviser from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as the Fund’s brokerage and commissions. It was noted that the Fund’s management fee and expense ratio are within the average range compared to its peer funds.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)910.1434 and on the Securities and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617.7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form

Semi-Annual Report (Unaudited) | April 30, 2010	27

Additional Information
April 30, 2010 (Unaudited)

N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC.0330.

SHAREHOLDER MEETING

On March 18, 2010, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two trustees of the Fund. The results of the proposal are as follows:

Proposal: To elect Messrs. James A. Jacobson and H. Guy Leibler as Trustees to the Board of Trustees for a term of three years until their successor has been duly elected and qualified.

	James A. Jacobson	H. Guy Leibler

For	97.61%	97.75%

Withheld	2.39%	2.25%

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

28	www.alpinecef.com

Additional Information
April 30, 2010 (Unaudited)

INDEPENDENT TRUSTEES*

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (82)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	16	Trustee, Alpine Family of Funds.* Director, Chicago Public Radio, Board Chair, The Perspectives Charter Schools.

H. Guy Leibler (55)	Independent Trustee	Private investor since 2007, Vice Chair and Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	16	Chairman Emeritus, White Plains Hospital Center; Trustee, Alpine Family of Funds.*

Jeffrey E. Wacksman (49)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	16	Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc.; Director, MH Properties, Inc.; Trustee, Alpine Family of Funds.*

James A. Jacobson (65)	Independent Trustee	Retired (11/2008-Present); Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC (01/2003-11/2008).	16	Trustee, Alpine Family of Funds.* Trustee, Allianz Global Investors Multi-Funds.

*	The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust, Alpine Global Dynamic Dividend Fund and Alpine Global Premier Properties Fund, (collectively, the “Alpine Family of Funds”).

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

Semi-Annual Report (Unaudited) | April 30, 2010	29

Additional Information
April 30, 2010 (Unaudited)

INTERESTED TRUSTEE

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (53)	Interested Trustee and President	Chief Executive Officer of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	16	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

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Additional Information
April 30, 2010 (Unaudited)

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Alpine Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (84)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John M. Megyesi (49)	Chief Compliance Officer

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

			N/A	None

Ronald Palmer (41)	Chief Financial Officer

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

			N/A	None

Meimei Li (46)	Treasurer	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant, Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin LLP (2001-2005).	N/A	None

Andrew Pappert (30)	Secretary	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.

**	Alpine Woods Capital Investors, LLC manages thirteen other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the thirteen portfolios within the Alpine Trusts.

Semi-Annual Report (Unaudited) | April 30, 2010	31

INVESTOR INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT ADVISER

Alpine Woods Capital Investors, LLC

2500 Westchester Ave., Suite 215

Purchase, NY 10577

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT &

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

INVESTOR INFORMATION

1(800) 617.7616

www.alpinecef.com

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission	of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls	and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 9, 2010

By:	/s/ Ronald G. Palmer, Jr.
Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 9, 2010